UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2009

                          INFINITY CAPITAL GROUP, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



       000-30999                                              16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))




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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 7, 2009, Infinity Capital Group, Inc. appointed Joseph M. Chiapetta as Vice President of Corporate Development and Managing Director with responsibility for Strategic Planning and Business Development. Mr. Chiappetta will focus on developing Infinity's strategic relationships and building Infinity's capital base.

Joe Chiappetta comes to Infinity with more than twenty years experience supporting growth companies in the areas of operations, business development, finance and money management. Prior to joining Infinity, Mr. Chiappetta Co-founded and served as Managing Partner of Blue Hill Capital Partners, LLC a Connecticut-based independent investment advisory firm with approximately $11 million in assets under management. Prior to founding Blue Hill, Mr. Chiappetta was a financial advisor with UBS Financial Services and previously was a founding member of Bear Ventures L.L.C a New York City based private equity investment fund where he served as Chief Operating Officer. Mr. Chiappetta attended the University of Pennsylvania and holds a BS degree from the University of Bridgeport.

                           SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. On January 7, 2009, Infinity Capital Group, Inc. issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                  10.1 - Employment Agreement with Joseph M. Chiapetta
                  99.1 - Press Release dated January 7, 2009


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                             Dated: January 8, 2009


                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President






























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